UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                                 ROO Group, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                   000-25659                 11-3447894
          --------                    ---------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                228 East 45th Street 8th Floor New York, NY 10017
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (646) 352-0260

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Reality Group Purchase Agreement

      On October 28, 2005, ROO Group, Inc. (the "Company") entered into an amendment (the "Amendment") to the Stock Purchase Agreement (the "Reality Purchase Agreement") dated as of March 11, 2004 among the Company and the shareholders of Reality Group Pty Ltd. ("Reality Group"). Pursuant to the Amendment, the Reality Group shareholders agreed to exercise their buyback option effective January 1, 2006 at which date the Company must sell to the Reality Group shareholders such number of shares of Reality Group's common stock so as to reduce the Company's ownership of Reality Group to 51%. The Reality Group shareholders further agreed that the Share Variance (as defined in the Reality Purchase Agreement and as described in a Form 8-K filed by the Company on May 17, 2004) shall be calculated based upon a closing sale price of $2.50 and the Share Variance equals $1,263,500.

      The Company paid $200,000 of the $1,263,500 Share Variance in cash and issued 425,400 shares (the "Variance Shares") of the Company's common stock as payment of the remaining $1,063,500 based on a stock price of $2.50 per share. The Company guaranteed (the "Variance Guarantee") the Reality Group shareholders that they will be able to sell their Exchange Shares (as defined in the Reality Purchase Agreement and as described in a Form 8-K filed by the Company on May 17, 2004) and Variance Shares for a price equal to or greater than $2.50 per share for a period of 14 days after the earliest date that the Reality Group shareholders can publicly sell their shares of the Company's common stock (the "Variance Guarantee Period"). In the event the Reality Group shareholders are unable to sell any of the Exchange Shares or the Variance Shares for a price equal to or greater than $2.50 per share during the Variance Guarantee Period, then the Company must issue them such number of shares of common stock equal to:
(x) the applicable number of Variance and/or Exchange Shares multiplied by $2.50, less (y) the applicable number of Variance and/or Exchange Shares multiplied by the average closing sale price of the Company's common stock on the OTC Bulletin Board during the Variance Guarantee Period, divided by (z) the average closing sale price of the Company's common stock on the OTC Bulletin Board during the Variance Guarantee Period. Notwithstanding the above agreements, if at any time during the Variance Guarantee Period an offer is presented to a Reality Group shareholder to purchase their Variance Shares for a price equal to or greater than $2.50 per share and such shareholder does not accept the offer, then the Company's obligations pursuant to the Variance Guarantee shall be automatically terminated with respect to such shareholder. The Company agreed to prepare and file a registration statement providing for the resale of 359,280 of the Variance Shares by November 27, 2005.

      The above transactions were exempt from registration requirements pursuant to Regulation S, promulgated pursuant to the Securities Act of 1933, as amended.

Purchase of 51% Interest in Factory 212 Pty Ltd.

      On October 28, 2005, the Company entered into an agreement with Roo Broadcasting Limited, a wholly owned subsidiary of the Company ("Roo Broadcasting"), and the shareholders of Factory 212 Pty Ltd. ("Factory212"), pursuant to which Roo Broadcasting acquired 51% of the outstanding ordinary shares of Factory212. Factory212 is an Australian based interactive marketing agency.

      As consideration for the ordinary shares of Factory212, the Company issued 10,000 shares (the "Initial Shares") of the Company's common stock to the Factory212 shareholders. Subject to the conditions described below, the Company may issue additional shares ("Additional Shares") of common stock to the Factory212 shareholders, issuable after December 31, 2007, calculated as follows:

          51% of [(1 * Factory212 Revenue) + (4 * Factory212 Earnings)]
          -------------------------------------------------------------
                             Average ROO Share Price

where: "Factory212 Revenue" means the billings less all media and third party supplier costs of Factory212 for the twelve month period ending December 31, 2007; "Factory212 Earnings" means the earnings of Factory212 before tax and after deduction of interest and all other expenses for the twelve month period ending December 31, 2007; and "Average ROO Share Price" means the average price of the Company's common stock during the final five trading days of December 2007.

      If the Company does not issue the maximum number of Additional Shares, Roo Media's 51% ownership of Factory212 will be reduced on a pro rata basis by the difference between the maximum number of Additional Shares and the actual number of Additional Shares issued. If the Company does not issue any Additional Shares, Roo Media will relinquish all of its 51% ownership of Factory212. However, if the Factory212 Earnings are greater than 15% of the Factory212 Revenue and the number of Additional Shares to be issued are less than 4.9% of the then current outstanding shares of common stock of the Company, the Company must proceed with issuing the maximum number of Additional Shares in accordance with the above formula.

      The acquisition of Factory212 was conditioned upon the parties entering into the Amendment described above under "Amendment to Reality Group Purchase Agreement." If the Company fails to meet its material obligations under the terms of the Amendment, then the Company and Roo Media agreed that the Factory212 shareholders may in their sole discretion require the Roo Media to relinquish all of its ownership of Factory212. In such event, the Company agreed that the Factory 212 shareholders shall be entitled to retain ownership of their Initial Shares.

      The above transactions were exempt from registration requirements pursuant to Regulation S, promulgated pursuant to the Securities Act of 1933, as amended.

Item 3.02  Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit Number                           Description
--------------    --------------------------------------------------------------

2.1 Stock Purchase Agreement dated as of March 11, 2004 by and among the Company and the shareholders of Reality Group Pty Ltd (Incorporated by reference to Form 8-K, filed with the Securities and Exchange Commission on May 17, 2004)

2.2 Amendment No. 1 dated October 28, 2005 to Stock Purchase Agreement among ROO Group, Inc. and the shareholders of Reality Group Pty Ltd.

2.3 Share Purchase Agreement dated October 28, 2005 by and among Roo Broadcasting Limited and the Sellers thereto

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ROO Group, Inc.


Date: November 2, 2005                     /s/ Robert Petty
                                           -----------------------------------
                                           Robert Petty
                                           Chief Executive Officer